Exhibit 99.1

Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002

         I, C. Scott Kulicke, the Chief Executive Officer of Kulicke & Soffa Industries, Inc, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Form 10-Q of Kulicke and Soffa Industries, Inc. for the quarterly period ended June 30, 2002 (the “June 2002 Form 10-Q”), which this certification accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	information contained in the June 2002 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: August 14, 2002

/s/ C. SCOTT KULICKE

C. Scott Kulicke

Chief Executive Officer